Exhibit 99.1

Getty Images to Become Publicly Traded Company Through Combination with CC Neuberger Principal Holdings II

Getty Images valued at an enterprise value of $4.8 billion

Meaningfully reduces leverage and increases cash flow available to further accelerate growth; structure provides certainty of capital at close

Getty Images will be listed on the New York Stock Exchange under the ticker symbol “GETY”

New York – December 10, 2021: Getty Images (the “Company”), a preeminent global visual content creator and marketplace, today announced it has entered into a business combination agreement with CC Neuberger Principal Holdings II (NYSE: PRPB) (“CC Neuberger”), a publicly traded special purpose acquisition company formed through a partnership between CC Capital and Neuberger Berman. Upon closing of the transaction, a newly formed parent company of Getty Images will become a publicly traded company, and its common stock is expected to be listed on the New York Stock Exchange under the symbol "GETY." Craig Peters, who joined the Company in 2007 and has served as CEO since 2019, will continue to lead the business post-transaction.

Getty Images offers a full range of content solutions to meet the needs of customers around the world. With a broad portfolio that includes the Getty Images, iStock and Unsplash brands, the Company reaches and empowers a broad base of global customers ranging from international enterprises to amateur creators. Getty Images’ premium library is underpinned by data driven insights and exclusive content, including an extensive archive and partnerships with leading media, entertainment, and sports organizations. Additionally, its proprietary search and computer vision technologies drive a superior content platform that allows customers to create with confidence.

Craig Peters, CEO, Getty Images said, “Businesses need to be in more places than ever before, and those places are more visual than ever before with increased emphasis on video. Today, people and businesses turn to Getty Images to convey their story. We are there for them whether they are a content creator trying to stand out on social media, a small business trying to reach new customers, or a Fortune 500 company. No matter who you are, or what your needs are, Getty Images offers a solution to help cut through the noise, grab attention, and create long-lasting connections.”

“We are excited to partner with CC Neuberger Principal Holdings II. Alongside the Getty Family and Koch Equity Development LLC, we have committed, long-term shareholders that are excited to pursue the many opportunities in front of us,” added Peters.

“Getty Images is an iconic brand that is well positioned to succeed in today’s dynamic digital economy,” said Chinh Chu and Douglas Newton, Co-Founders and Senior Managing Directors of CC Capital. “We are impressed by the acceleration of the business, and this partnership is another chapter in our history of establishing long-term partnerships with outstanding companies that have significant sources of competitive differentiation, opportunity for long term compounding, and multiple value creation opportunities.”

“With a unique library and an exclusive network of content creators, deep customer loyalty and substantial recurring subscription revenues, Getty Images is well positioned for revenue growth acceleration through multiple exciting pathways, unlocking significant intrinsic value for all stakeholders,” said Charles Kantor, Managing Director and Senior Portfolio Manager of Neuberger Berman. “We look forward to working in partnership with its exceptional management team, the Getty family, and Koch Equity Development to generate long term value for Getty Images and its shareholders as a publicly traded company.”

“We invested in Getty Images more than three years ago because we were convinced the company was at an inflection point in its transition to a recurring, subscription-based service with a sustainable long-term growth profile,” said Brett Watson, President of Koch Equity Development. “Behind the leadership of Mark Getty and Craig Peters, the latest phase of this transformation is complete, and we look forward to continuing to support the company as it pursues new growth vectors with a public company balance sheet.”

“Today’s transaction is another milestone in the transformation of Getty Images. As a public company Getty Images will be able to aggressively invest in more product and service solutions to address the needs of all of our customers, from large corporates and agencies to small businesses and individuals. This will cement and enhance our position as the first-place people turn to discover, purchase, and share powerful visual content from the world’s best photographers and videographers,” said Getty Images Co-Founder and Chairman, Mark Getty.

The Board of Directors of the combined company will include a group of deeply experienced operators, public company executives and investors appointed by the Getty Family, Koch Equity Development, and the CC Neuberger sponsor. Mark Getty, the Co-Founder of Getty Images, will continue as Chairman. A majority of the directors will be independent, consistent with the applicable listing rules of the New York Stock Exchange.

Transaction Overview

The transaction has been unanimously approved by the Board of Directors of CC Neuberger and the Board of Directors of Getty Images, and is subject to the satisfaction of customary closing conditions, including the approval of the shareholders of CC Neuberger.

The business combination values Getty Images at an enterprise value of $4.8 billion, representing a multiple of approximately 15.2x of enterprise value to 2022E Adj. EBITDA of $315 million. The total equity investment of approximately $1.2 billion raised in this transaction (including CC Neuberger’s cash in trust and the forward purchase and PIPE investments described below) will be used to pay down existing debt and conservatively capitalize the Company’s balance sheet for the future. In the event the cash in CC Neuberger’s trust account is reduced by redemptions, an affiliate of CC Neuberger’s sponsor will backstop redemptions for up to $300 million (subject to availability of capital in accordance with the terms of the backstop). With the $300 million backstop, as well as a $200 million forward purchase agreement provided by an affiliate of the CC Neuberger sponsor and $150 million in PIPE financing, this transaction has been structured to provide for a high degree of capital certainty. Additionally, existing common equity shareholders will roll 100 percent of their equity in the transaction and together with existing preferred shareholders are expected to own approximately 64 percent of the combined company at closing. In connection with the closing of the transaction, which is expected in the first half of 2022, CC Neuberger will merge into a subsidiary of Getty Images Holdings, Inc, a newly formed Delaware corporation that will continue as the publicly traded company and parent of Getty Images.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by CC Neuberger Principal Holdings II with the Securities and Exchange Commission ("SEC") and available at www.sec.gov.

Conference Call & Webcast Information

Getty Images and CC Neuberger Principal Holdings II will host a conference call with accompanying webcast to discuss the transaction at 8:00 a.m. Eastern Time on December 10, 2021. The call and webcast can be accessed by dialing (877) 407-0792 (U.S.) or (201) 689-8263 (International) or by visiting this link.

A replay of the conference call will also be available shortly following the live call from December 10, 2021, to December 24, 2021. The replay can be accessed by dialing (844) 512-2921 (U.S.) or (412) 317-6671 (International) or by visiting this link.

Advisors

Rothschild & Co is serving as lead financial advisor to CC Neuberger Principal Holdings II, Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. are serving as capital markets advisors, and Solomon Partners served as a financial advisor providing a fairness opinion to the Board of CC Neuberger. Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC are acting as financial advisors to Getty Images. Weil Gotshal & Manges LLP is acting as legal counsel to Getty Images, Kirkland & Ellis LLP is acting as legal counsel to CC Neuberger. Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal counsel and Berenson & Company LLC is acting as financial advisor to the Getty Family. Jones Day is acting as legal counsel and PJT Partners is acting as financial advisor to Koch Equity Development.

For more information about Getty Images visit: https://www.gettyimages.com/about-us.

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About Getty Images

Getty Images is a preeminent global visual content creator and marketplace that offers a full range of content solutions to meet the needs of any customer around the globe, no matter their size. Through its Getty Images, iStock and Unsplash brands, websites and APIs, Getty Images serves over 1 million customers in almost every country in the world and is the first-place people turn to discover, purchase and share powerful visual content from the world’s best photographers and videographers. Getty Images works with over 450,000 contributors and more than 300 content partners to deliver this powerful and comprehensive content. Each year Getty Images covers more than 160,000 news, sport and entertainment events providing depth and breadth of coverage that is unmatched. Getty Images maintains one of the largest and best privately-owned photographic archives in the world with over 135 million images dating back to the beginning of photography.

For company news and announcements, visit our Press Room.

About CC Neuberger Principal Holdings II

CC Neuberger Principal Holdings II is a special purpose acquisition company that completed its initial public offering in July 2020, raising $828 million in proceeds. Formed and led by Chinh E. Chu, Douglas Newton, Jason K. Giordano, Matthew Skurbe, Charles Kantor and other senior professionals of CC Capital and Neuberger Berman, CC Neuberger Principal Holdings II is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

About Koch Equity Development LLC (KED)

With offices in Wichita and London, KED is responsible for M&A activity across Koch Industries, Inc. and the management of a broad principal investment portfolio. Significant principal investments completed include Infor, Getty Images, MI Windows and Doors, Global Medical Response, Meredith/Time Inc., Solera Holdings Inc., and The ADT Corporation. Since 2012, KED has invested more than $30 billion of equity in principal investments and acquisitions.

Investor Contact:

Solebury Trout for Getty Images

Investorrelations@gettyimages.com

Media Contacts:

Getty Images

Anne Flanagan

Anne.flanagan@gettyimages.com

CC Neuberger Principal Holdings II

CC Capital

Jon Keehner, Tim Ragones and Erik Carlson

Joele Frank, Wilkinson Brimmer Katcher

215-355-4449

Neuberger Berman

Alex Samuelson

Alexander.samuelson@nb.com

212-476-5392

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Additional Information about the Transactions and Where to Find It

In connection with the business combination (the “Business Combination”) between Griffey Global Holdings, Inc. (“Getty Images“), CC Neuberger Principal Holdings II (“CCNB”), Vector Holding, LLC (“New CCNB”) and the other parties to the Business Combination Agreement, dated December 9, 2021 (the “Business Combination Agreement”), New CCNB intends to file a registration statement on Form S-4 (as may be amended from time to time, the“Registration Statement”) that includes a preliminary proxy statement and a preliminary prospectus of New CCNB, and after the Registration statement is declared effective, New CCNB will mail a definitive proxy statement/prospectus relating to the Business Combination to CCNB’s shareholders. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/prospectus contained therein, when it is declared effective by the Securities and Exchange Commission (“SEC”), will contain important information about the Business Combination and the other matters to be voted upon at a meeting of CCNB’s shareholders to be held to approve the Business Combination (and related matters). This communication does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. New CCNB and CCNB may also file other documents regarding this Business Combination with the SEC regarding the Business Combination. CCNB shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about New CCNB, CCNB, Getty Images and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to CCNB shareholders as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC by CCNB through the website maintained by the SEC at www.sec.gov, or by directing a request to CC Neuberger Principal Holdings II, 200 Park Avenue, 58th Floor, New York, New York 10166.

Participants in the Solicitation

CCNB, Getty Images and their respective directors and officers may be deemed participants in the solicitation of proxies of CCNB shareholders in connection with the Business Combination. CCNB shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of CCNB and a description of their interests in CCNB is contained in CCNB’s final prospectus related to its initial public offering, dated July 30 2020 and in CCNB’s and New CCNB’s subsequent filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CCNB shareholders in connection with the Business Combination and other matters to be voted upon at the Shareholder Meeting will be set forth in the Registration Statement for the Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the Registration Statement that CCNB intends to file with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This communication may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning CCNB’s or Getty Images’ possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether the Business Combination will generate returns for shareholders. These forward-looking statements are based on CCNB’s or Getty Images’ management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Getty Images‘ or CCNB‘s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against CCNB, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of CCNB, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; (f) the inability to complete the private placement transactions contemplated by the Business Combination Agreement and related agreements and the transactions contemplated by the forward purchase agreement or backstop agreement or close the sale of the forward purchase securities or backstop securities, as applicable; (g) the risk that the Business Combination disrupts current plans and operations of Getty Images or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (h) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (i) costs related to the Business Combination; (j) changes in applicable laws or regulations, including legal or regulatory developments (such as the SEC’s statement on accounting and reporting considerations for warrants in special purpose acquisition companies) which could result in the need for CCNB to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of CCNB‘s securities and the attractiveness of the Business Combination to investors; (k) the possibility that Getty Images may be adversely affected by other economic, business, and/or competitive factors; (l) Getty Images’ estimates of expenses and profitability and (m) other risks and uncertainties indicated from time to time in the final prospectus of CCNB, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by CCNB. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Getty Images and CCNB assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Getty Images nor CCNB gives any assurance that either Getty Images or CCNB will achieve its expectations.

Disclaimer

This communication relates to a proposed business combination between Getty Images and CCNB. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.